UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c−101)

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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THERALINK TECHNOLOGIES, INC.

(Name of Registrant As Specified in Its Charter)

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THERALINK TECHNOLOGIES, INC.

15000 W. 6th Avenue, Suite 400

Golden, CO 80401

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS WITHOUT A SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on April 1, 2022 and April 18, 2022, the Board of Directors of Theralink Technologies, Inc., a Nevada corporation (the “Company,” “we” or “us”) approved resolutions, and on April 18, 2022, certain stockholders representing a majority of our outstanding voting capital on such date approved by written consent the taking of all steps necessary to effect the following actions (the “Corporate Actions”):

1.	Amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to increase the Company’s authorized common stock, par value $0.0001 per share (the “Common Stock”) from 12,000,000,000 authorized shares to 100,000,000,000 authorized shares (the “Authorized Capital Increase”); and

2.	Adopt the 2022 Equity Incentive Plan (the “Plan”) and reserve up to 1,915,000,000 shares of Common Stock for issuance in connection with awards thereunder.

The amendment to the Articles of Incorporation will not be effective until the Company files the Certificate of Change with the Secretary of State of the State of Nevada (which will not occur until            , 2022 or thereafter (the “Effective Date”)).

The accompanying Information Statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation, and Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is April 18, 2022. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders. This Information Statement will be mailed on or about            , 2022 to stockholders of record on April 18, 2022.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES ENTITLED TO VOTE HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By order of the Board of Directors,

/s/ Jeffery Busch
Jeffery Busch
Chairman of the Board
___, 2022

THERALINK TECHNOLOGIES, INC.

INFORMATION STATEMENT

CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN CONSENT OF STOCKHOLDERS OWNING A MAJORITY OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

Theralink Technologies, Inc. is furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors (the “Board”) on April 1, 2022 and April 18, 2022, and the holders of more than a majority of our outstanding voting capital stock (the “Majority Stockholders”) on April 18, 2022, in accordance with the relevant sections of the Nevada Revised Statutes of the State of Nevada (the “NRS”).

This information statement (the “Information Statement”) is being mailed on or about            , 2022 to stockholders of record on April 18, 2022 (the “Record Date”). This Information Statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES ENTITLED TO VOTE HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTIONS

On April 1, 2022 and April 18, 2022, the Board approved resolutions, and on April 18, 2022, the Majority Stockholders delivered executed written consents, authorizing and approving the taking of all steps necessary to effect the following actions (the “Corporate Actions”):

1.	Amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to increase the Company’s authorized common stock, par value $0.0001 per share (the “Common Stock”) from 12,000,000,000 authorized shares to 100,000,000,000 authorized shares (the “Authorized Capital Increase”); and

2.	Adopt the 2022 Equity Incentive Plan (the “Plan”) and reserve up to 1,915,000,000 shares of Common Stock for issuance in connection with awards thereunder.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 12,000,000,000 authorized shares of Common Stock, of which 6,026,499,919 shares were issued and outstanding. Of the 26,667 authorized shares of preferred stock, 1,333 were designated as Series A Preferred, of which 667 shares were issued and outstanding, 3,000 were designated as Series C-1 Preferred, of which 1,875.9525 shares were issued and outstanding, 6,000 were designated as Series C-2 Preferred, of which 3,036.865 shares were issued and outstanding, 1,000 were designated as Series D-1 Preferred, of which 0 shares were issued and outstanding, 4,360 were designated as Series D-2 Preferred, of which 0 shares were issued and outstanding, 2,000 were designated as Series E Preferred, of which 1,000 shares were issued and outstanding and 1,000 were designated as Series F Preferred, of which 500 shares were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the Company’s stockholders. Each share of Series A Preferred entitles its holder to 500 votes. The shares of Series C-1, Series C-2, Series E and Series F that are outstanding do not entitle their holders to any votes on these matters. However, because the Majority Stockholders have consented to the Corporate Actions on April 18, 2022 in lieu of a special meeting in accordance with 78.320 of the NRS, and because the Majority Stockholders have sufficient voting power to approve such actions through their ownership of the Company’s capital stock, no other stockholder vote will be solicited in connection with this Information Statement.

Action 1

Amendment to the Company’s Articles of Incorporation

The Board and Majority Stockholders approved an amendment to the Company’s Articles of Incorporation on April 1, 2022 and April 18, 2022, respectively. We intend to file a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada to amend the Articles of Incorporation to increase the authorized shares of Common Stock. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and the Certificate will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission (the “SEC”) and a copy thereof is mailed to each of the Company’s stockholders. It is presently contemplated that such filing will be made on or about , 2022.

The Authorized Capital Increase

Our Board of Directors believes it is in the best interest of our Company to increase the number of authorized shares of Common Stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, future financing and recapitalization efforts as well as other general corporate transactions. The Board of Directors believes that additional authorized shares of common stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us. We do not have any definitive plans, arrangements, understandings or agreements regarding the issuance of the additional shares of common stock that will result from our adoption of the proposed Amendment.

General

The increase in the authorized number of shares of Common Stock will enable us to engage in (i) possible future financings and (ii) such other corporate purposes as the Board determines in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under possible new benefit plans.

Immediately after the Authorized Capital Increase, there will be 100,000,000,000 shares of our Common Stock available for issuance and 6,151,499,919 shares of our Common Stock issued and outstanding and 4,912,310,181 shares of our Common Stock reserved for issuance under our issued and outstanding convertible securities. The par value of our common stock will remain $0.0001 per share. The relative rights and limitations of the shares of Common Stock would remain unchanged under the Certificate.

The holders of shares of our Common Stock are not entitled to preemptive rights with respect to the issuance of additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. Accordingly, the issuance of additional shares of our Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The proposed Certificate does not change the terms of the Common Stock. The additional shares of Common Stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

ACTION 2

ADOPTION OF THE 2022 EQUITY INCENTIVE PLAN

The Board and the Majority Stockholders approved the adoption of the Plan on April 18, 2022 and April 18, 2022, respectively, based on the shared belief that long-term stock-based compensation is essential to sustaining strong performance from our employees, consultants and directors. The total number of shares of our Common Stock available for issuance as awards under the Plan is 1,915,000,000 shares, which represents 32% of our outstanding Common Stock as of April 18, 2022. A copy of the Plan is attached herein as Appendix A.

The Plan contains a number of features that we believe are consistent with the best interests of our stockholders and promote sound corporate governance practices, and also will enable us to provide a competitive, adaptable mixture of compensation types (including equity awards) to our key employees. Our Board of Directors believes that our ability to attract, retain, and motivate top-quality employees and non-employee directors, as well as high quality consultants and advisors, is important to our success and will be enhanced substantially through our ability to make equity incentive grants from the Plan. We intend to improve the business results and earnings of the Company by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

In deciding to set the number of shares of Common Stock reserved and issuable at 1,915,000,000 under the Plan, we considered a number of factors, including the critical retention role that long-term equity incentives have in our executive and other key employee compensation programs, the benefits of alignment of the interests of key employees, consultants, and non-employee directors with our company and stockholders, the anticipated dilutive effect of the issuance of such awards, and the reservation of a number of shares under the Plan sufficient to address such needs for the Plan’s entire term.

Description of the Plan

The following is a summary of the material terms of the Plan. This summary is not intended to be a complete description the Plan and is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix A to this Information Statement. Capitalized terms used in this summary and not otherwise defined shall have the meaning set forth in the Plan.

Eligibility. Employees, Consultants and Non-Employee Directors of the Company or its Affiliates will be eligible to receive Awards under the Plan, as determined and designated by the Board of Directors. Incentive Stock Options may be awarded only to employees of the Company or its Affiliates.

Administration. The Plan will be administered by the Board, or, if the Board so delegates, any committee or other person or persons designated by the Board (the “Committee”), which shall have full power and authority to determine when and to whom Awards will be granted, the type of Award, the number of Shares subject to an Award and to interpret and construe the Plan and its provisions, and other terms and conditions of each Award, provided that the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. To the extent that the Board delegates its authority to make Awards, all references in this Information Statement to the Board’s authority with respect thereto shall be deemed to include the Committee. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board. Subject to provisions of the Plan, the Board may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding Award.

Shares Available for Awards. The Plan allows a total share reserve of no more than1,915,000,000 shares of Common Stock, for the grant of Awards, and further provides that all of such available shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options.

Types of Awards

Awards that may be granted under the Plan include (1) Options (Nonstatutory Stock Options and Incentive Stock Options), (2) Stock Appreciation Rights, (3) Restricted Shares, (4) Restricted Stock Units and (5) Other Stock-based Awards (all as defined in the Plan, and collectively, “Awards”). Awards can be granted for no cash consideration or for any cash and other consideration as determined by the Board. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of the Company’s Common Stock, other securities or property, or any combination of these in a single payment or on a deferred basis. The term of any Award cannot be longer than ten years from the date of such Award’s grant. Awards will be equitably adjusted in the event of a stock dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger or other business combination, or similar corporate transaction, in order to prevent dilution or enlargement of the benefits or potential benefits provided under the Plan. The Plan permits grants of the following types of Awards:

Options. Stock options (“Options”) entitle the holder to purchase a specified number of shares of our Common Stock at a specified price, (the “Option Price”) subject to the terms and conditions of the applicable Award Agreement. The Plan permits the grant of both Nonstatutory Stock Options and Incentive Stock Options. Incentive Stock Options may be granted only to eligible employees of the Company or its subsidiaries. Each Option granted under the Plan must be evidenced by an Award Agreement that specifies the Option Price, the term, the number of shares underlying the Option, the terms related to vesting, and any other pertinent conditions (the “Award Agreement”). The Option Price of each Option granted under the Plan will be at least 100% of the Fair Market Value of a share of our Common Stock as of the date the Award is granted to a grantee, provided, however, that in the event that a grantee is an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent, or any of its Subsidiaries, as of the Grant Date, the Option Price of an Option granted to such grantee that is intended to be an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a Share on the grant date. Fair Market Value under the plan means, unless otherwise determined by the Board, the closing price of our Common Stock, as reported on the OTCQB or any stock exchange or market upon which our Common Stock will be then listed or quoted, on the immediately prior trading day. The Board fixes the terms and conditions of each Option, subject to certain restrictions.

Stock Appreciation Rights. A stock appreciation right (“SAR”), is a right to receive payment of cash, stock, or a combination of both equal to the difference between the Fair Market Value of a Share on the date of exercise and the SAR Exercise Price. Each SAR granted must be evidenced by an Award Agreement that specifies the SAR Exercise Price, the term, and such other provisions as the Board may determine. The SAR Exercise Price must be at least 100% of the Fair Market Value of a Share on the date of grant. The Board fixes the term of each SAR, but SARs granted under the Plan will not be exercisable more than ten years after the date the SAR is granted.

Restricted Stock Units and Awards of Restricted Shares. Restricted Shares and restricted stock units (“RSUs”) may be granted under the Plan. An Award of Restricted Shares is an Award of shares of Common Stock subject to certain restrictions, which are represented by (i) certificates bearing restrictive legends in compliance with applicable securities laws, delivered to the grantee on the grant date, or (ii) certificates held by the Secretary of the Company for the grantee’s benefit until such time as the applicable restrictions lapse. An RSU is a bookkeeping entry representing the right to receive cash or shares of Common Stock in the future. At the time a grant of RSUs is made, the Board may establish the applicable “restricted period” and prescribe restrictions which will be specified in the Award Agreement. RSUs will not confer stockholder rights to grantees. The Board will determine, and set forth in an Award Agreement, the period of restriction, the number of shares of restricted stock awards or RSUs granted, and other such conditions or restrictions. Neither Restricted Shares nor RSUs can be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period or before satisfaction of any applicable restrictions.

Other Stock-Based Awards. Consistent with the terms of the Plan, other stock-based Awards may be granted to grantees in such amounts and upon such terms as the Board may determine either alone or in addition to or in conjunction with other Awards.

Dividend Equivalents. If specified in the Award Agreement, the recipient of an Award may be entitled to receive dividend equivalent rights with respect to the Shares covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. However, dividends or dividend equivalents shall not be paid on any Award or portion thereof that is unvested.

Accounting for Awards

Each share of Common Stock covered and reserved for an Award under the Plan will be counted against the aggregate number of shares available for award. Awards that do not entitle the holder to receive or purchase shares, but instead are settled in cash will not be counted against the aggregate number of shares available for award under the Plan.

If any Award expires, or is terminated, surrendered, canceled or forfeited, in whole or in part, the unissued Shares covered by that Award will be restored to the Plan and available for award again.

Shares that are delivered or withheld by the Company as full or partial payment of the purchase or exercise price or the tax obligation of any Award will not be made available again for further grants under the Plan.

Grantee Rights upon Termination.

The Plan provides that the Board shall determine the effect of a Separation from Service on Awards, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the grantee, the actions that may be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

Effect of Change in Control.

Subject to the terms of the applicable Award Agreement or an individual agreement between the Company and a grantee, in the event of a Change in Control (as defined in the Plan), the Board may, but shall not be obligated to: (a) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any Award; (b) cancel Awards and cause to be paid to the holders of vested Awards the value of such Awards, if any, as determined by the Board, it being understood that in the case of any Option or SAR with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Board may cancel the Option or SAR without the payment of consideration therefor; (c) provide for the issuance of substitute Awards or the assumption or replacement of such Awards; (d) provide written notice to grantees that for a period of at least fifteen days prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the Change in Control, any Awards not so exercised shall terminate and be of no further force and effect; or (e) otherwise treat such Awards in the manner set forth in the agreement pursuant to which the Change in Control is consummated.

Term, Termination, and Amendment

Unless sooner terminated by the Board, the Plan will terminate ten years after the Plan’s Effective Date, provided, however, that in the event that a grantee is an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent, or any of its Subsidiaries, as of the Grant Date, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date. No Award will be granted after termination of the Plan, but Awards outstanding upon termination of the Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan. Subject to applicable stockholder approval requirements, applicable law, or as required by applicable securities exchange listing requirements, the Board has the authority to suspend or terminate the Plan or terminate any outstanding Award Agreement and the Board has the authority to amend the Plan or amend or modify the terms of any outstanding Award at any time.

Transferability of Awards

Except in certain limited situations permitted under the Plan, an Award may only be transferred via a not-for-value transfer (as defined in the Plan) from the grantee to its family member.

Federal Tax Consequences of the Plan

The following is a brief summary of the U.S. federal income tax consequences of the Plan generally applicable to the Company and to grantees who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Information Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonstatutory Stock Options. A grantee generally will not recognize taxable income upon the grant or vesting of a nonstatutory stock option with an Option Price at least equal to the fair market value of Company common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonstatutory stock option, a grantee generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the Option Price of the stock option. When a grantee sells the shares, the grantee will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the grantee received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A grantee generally will not recognize taxable income upon the grant of an incentive stock option. If a grantee exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the grantee will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the grantee generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonstatutory stock option). If a grantee sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the grantee exercised the option and (b) two years from the grant date of the stock option, the grantee generally will recognize long-term capital gain or loss equal to the difference between the amount the grantee received in the disposition and the exercise price of the stock option. If a grantee sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the grantee generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the grantee’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonstatutory stock options and incentive stock options, special rules apply if a grantee uses shares of common stock already held by the grantee to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the grantee.

Stock Appreciation Rights. A grantee generally will not recognize taxable income upon the grant or vesting of a SAR with a SAR Exercise Price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a grantee generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards and RSUs. A grantee generally will not have taxable income upon the grant of restricted stock or restricted stock units. Instead, the grantee will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a grantee may instead elect to be taxed at the time of grant.

Other Stock-Based Awards. The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, the Company generally will be entitled to a deduction at the same time, and in the same amount, as a grantee recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code.

Section 409A. The Company intends that awards granted under the Plan comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but makes no representation or warranty to that effect.

Tax Withholding. The Company is authorized to deduct or withhold from any award granted or payment due under the Plan, or require a grantee to remit, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The Company is not required to issue any shares of common stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

EFFECTIVE DATE OF THE CORPORATE ACTIONS

Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the SEC and a copy hereof has been mailed to each of the Company’s stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about , 2022. Therefore, the Company anticipates that the Authorized Capital Increase will be effective, and the Certificate amending our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or around            , 2022.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s Common Stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Articles of Incorporation and the NRS, a vote by the holders of at least a majority of our outstanding capital stock is required to effect the Corporate Actions. On April 18, 2022, we had 6,026,499,919 shares of Common Stock issued and outstanding and 667 shares of Series A Preferred issued and outstanding. Each share of Series A Preferred has 500 votes, so the total voting power of the outstanding Series A Preferred is 333,500 votes. Accordingly, the combined voting power of all of the issued and outstanding Series A Preferred and all the issued and outstanding Common Stock was 6,026,833,419 votes. One stockholder holding 5,081,549,184 shares of Common Stock (84%), delivered an executed written consent dated April 18, 2022, authorizing the Corporate Actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 18, 2022, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each director and each of our Named Executive Officers and (iii) all executive officers and directors as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner(1)(2)	Common Stock Beneficial Ownership		Percent of Class(3)	Series A Preferred Beneficial Ownership	Percent of Class	Total Percentage Held (Common and Series A Preferred) (4)
Named Executive Officers and Directors:
Jeffery Busch				-	-	-
Andrew A. Kucharchuk	290,000		*	-	-	*
Mick Ruxin, M.D.					-	-
Thomas Chilcott, III				-	-	-
Yvonne C. Fors
All executive officers and directors as a group (five persons)	290,000		*	-	-	*

Other 5% Stockholders:
Avant Diagnostics, Inc.	5,081,549,184		84.3%			84.3%
Douglas Mergenthaler(5)	2,390,294,243	(6)	28.4%	-	-	28.4%

* Indicates less than 1%

(1)	Under Rule 13d-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an Option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Unless otherwise indicated, the business address of each person listed is in care of Theralink Technologies, Inc., 15000 W. 6th Avenue, Suite 400 Golden, CO 80401.

(3)	Calculated on the basis of 6,026,499,919 issued and outstanding shares of Common Stock as of April 18, 2022.

(4)	Reflects total percentage of combined voting power based on 500 votes per share of Preferred Stock outstanding and 1 vote per share of Common Stock outstanding.

(5)	Represents the following securities held by Mr. Mergenthaler: 0 shares of Common Stock, 1,000 shares of Series E Preferred Stock, convertible into 638,977,636 shares of Common Stock; 500 shares of Series F Preferred Stock, convertible into 319,488,818 shares of Common Stock; $2,000,000 in aggregate principal amount of convertible notes, convertible into 592,712,863 shares of Common Stock; and warrants exercisable for 839,114,926 shares of Common Stock.

(6)	As Mr. Mergenthaler held shares of Common Stock on April 18, 2022, assumes full conversion and exercise of all convertible securities held by him on such date.

DESCRIPTION OF SECURITIES

The following description of our capital stock is based upon our amended and restated articles of incorporation, as amended, our bylaws and applicable provisions of law, in each case as currently in effect. This discussion does not purport to be complete and is qualified in its entirety by reference to our amended and restated articles of incorporation, as amended, and our bylaws.

Common Stock

The holders of common stock are entitled to one vote per share on all matters submitted to a vote of shareholders, including the election of directors. There is no right to cumulate votes in the election of directors. The holders of common stock are entitled to any dividends that may be declared by the Board of Directors out of funds legally available for payment of dividends subject to the prior rights of holders of preferred stock and any contractual restrictions we have against the payment of dividends on common stock. In the event of our liquidation or dissolution, holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preferences of any outstanding shares of preferred stock. Holders of common stock have no preemptive rights and have no right to convert their common stock into any other securities.

VOTING PROCEDURES

Pursuant to the NRS and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding Common Stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Stockholders as described herein. As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The Corporate Actions were approved by the Majority Stockholders and a disinterested Board. We are not aware of any substantial interest, direct or indirect, by stockholders or otherwise, that is in opposition to the Corporate Actions taken.

PROPOSALS BY SECURITY HOLDERS

No security holder has asked the Company to include any proposal in this Information Statement.

NO DISSENTER’S RIGHT OF APPRAISAL

Under the NRS, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act regarding the plans and objectives of management for future operations and market trends and expectations. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Our plans and objectives are based, in part, on assumptions involving the continued expansion of our business. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. This is especially underlined by the anticipated impacts from the COVID-19 pandemic on the Company, including the related effects to our business operations, results of operations, cash flows, and financial position. Although we believe that our assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the forward-looking statements included in this Information Statement will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Information Statement.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Forms 10-K and 10-Q, respectively, with the SEC. The SEC maintains a website (http://www.sec.gov) that contains the filings of issuers that file electronically with the SEC through the EDGAR system. Copies of such filings may also be obtained by writing to the Company at Theralink Technologies, Inc., 15000 W. 6th Avenue, Suite 400 Golden, CO 80401.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Company at Theralink Technologies, Inc., 15000 W. 6th Ave., #400, Golden, CO 80401, or by calling (888) 585-4923.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above actions is not required and is not being solicited in connection with these actions. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY. PLEASE READ THIS INFORMATION STATEMENT CAREFULLY.

By order of the Board of Directors,

/s/ Jeffery Busch
Jeffery Busch
Chairman of the Board
___, 2022

Appendix A

THERALINK TECHNOLOGIES, INC.

2022 Equity Incentive Plan

Theralink Technologies, Inc. sets forth herein the terms and conditions of its 2022 Equity Incentive Plan.

1. PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain employees, Consultants and Non-Employee Directors, and to motivate such employees, Consultants, and Non-Employee Directors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options (nonstatutory and incentive), stock appreciation rights, restricted shares, restricted stock units, and other stock-based awards. Any of these awards may—but need not—be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Upon becoming effective, the Plan replaces, and no further awards may be made under, the Prior Plans.

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

“Affiliate” means any company or other trade or business that “controls,” is “controlled by,” or is “under common control with,” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

“Award” means a grant, under the Plan, of (i) an Option, (ii) a Stock Appreciation Right, (iii) Restricted Shares, (iv) Restricted Stock Units, (v) an Other Stock-based Award, or (vi) a Substitute Award.

“Award Agreement” means a written agreement (including an agreement transmitted electronically) between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

“Beneficial Owner” shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have corresponding meanings.

“Board” means the Board of Directors of the Company.

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“Cause” means, with respect to any employee or Consultant, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Grantee’s employment or service, as defined in any applicable document, including any employment or service agreement with the Company, or policy between the Grantee and the Company or an Affiliate or (ii) in the absence of any such document or policy (or the absence of any definition of “Cause” contained therein), (A) the Grantee’s willful failure to perform his or her duties and responsibilities; (B) the Grantee’s commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude, or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (C) the Grantee’s commission of any act of fraud, embezzlement, dishonesty or willful misconduct, (D) unauthorized use or disclosure by the Grantee of any proprietary information of the Company or any Affiliate, or (E) Grantee’s willful breach of any of his or her obligations under any agreement with the Company or any Affiliate.

With respect to any Non-Employee Director, unless the applicable Award Agreement states otherwise, “Cause” means a determination by a majority of the distinterested Board members that the Director has engaged in any of the following: (i) malfeasance in office, (ii) gross misconduct or neglect, (iii) false or fraudulent misrepresentation inducing the director’s appointment, (iv) willful conversion of corporate funds, or (v) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to the existence of Cause.

“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) An acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities.

(ii) Consummation of any definitive agreement, which would cause to occur:

(A) A merger, consolidation or reorganization involving the Company, where either or both of the events described in clause (i) above would be the result;

(B) A liquidation or dissolution of or appointment of a receiver, rehabilitator, conservator or similar person for, or the filing by a third party of an involuntary bankruptcy against, the Company; or

(C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to an Affiliate).

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Solely to the extent required by Section 409A, an event described above shall not constitute a Change in Control for purposes of the payment (but not vesting) terms and conditions of any Award subject to Section 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Section 409A (a “409A Change in Control Event”); provided, however, that if an event described in clause (ii) above would be a 409A Change in Control Event upon consummation of the event described therein rather than upon approval by the Board, then the consummation of such event rather than approval by the Board shall constitute a Change in Control.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of members of the Board appointed by the Board to administer the Plan in accordance with Section 3.

“Company” means Theralink Technologies, Inc., a Nevada corporation.

“Common Stock” means the common stock of the Company, par value $0.0001 per share.

“Consultant” means any person (including any person who is an individual or an entity), other than an employee or Non-Employee Director, engaged by the Company or any Affiliate to render personal services to such entity, including as an advisor, and who qualifies as a consultant or advisor under Rule 701 of the Securities Act (during any period in which the Company is not subject to the reporting requirements of the Exchange Act) or Form S-8 (during any period in which the Company is subject to the reporting requirements of the Exchange Act).

“Corporate Transaction” means a recapitalization, reorganization, merger, consolidation, combination, exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Affiliates.

“Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

“Effective Date” means April 18, 2022, the date the Plan was approved by the Board.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” of a Share as of a particular date means, on a given date, (i) if the Common Stock (A) is listed on a national securities exchange or (B) is not listed on a national securities exchange, but is quoted by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system, on a last sale basis, the closing price of the Common Stock reported on such national securities exchange or other inter-dealer quotation system, determined as of the Grant Date as reported by such national securities exchange or other inter-dealer quotation system; or (ii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

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“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

“GAAP” means U.S. Generally Accepted Accounting Principles.

“Grant Date” means the latest to occur of (1) the date as of which the Board approves an Award, (2) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (3) such other date as may be specified by the Board in the Award Agreement.

“Grantee” means a person who receives or holds an Award.

“Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Code Section 422.

“Issued Share” means an outstanding Share issued under an Award (including a Restricted Share).

“Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate and who is a non-employee director within the meaning of Rule 16b-3.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase one or more Shares under the Plan, including an Incentive Stock Option and a Nonstatutory Stock Option.

“Option Price” means the exercise price for each Share subject to an Option.

“Other Stock-based Award” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Shares, and RSUs.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Threalink Technologies, Inc. 2022 Equity Incentive Plan.

“Prior Plans” means the Pediatrx Inc. 2011 Stock Option Plan and the OncBioMune Pharmaceuticals, Inc. 2020 Equity Incentive Plan, as amended.

“Purchase Price” means the purchase price for each Share under a grant of Restricted Shares.

“Restricted Period” shall have the meaning set forth in Section 10.1.

“Restricted Shares” means restricted Shares awarded to a Grantee under Section 10.

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“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Grantee under Section 10.

“SAR Exercise Price” means the per Share exercise price of a SAR granted under Section 9.

“SEC” means the U.S. Securities and Exchange Commission.

“Section 409A” means Code Section 409A.

“Securities Act” means the Securities Act of 1933.

“Separation from Service” means the termination of the applicable Grantee’s employment with, and performance of services for, the Company and each Affiliate. Unless otherwise determined by the Company, if a Grantee’s employment or service with the Company or an Affiliate terminates but the Grantee continues to provide services to the Company or an Affiliate in a non-employee director capacity or as an employee, officer, or consultant, as applicable, such change in status shall not be deemed a Separation from Service. Approved temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Affiliates shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.

“Service Provider” means an employee, officer, Non-Employee Director, or Consultant of the Company or an Affiliate.

“Share” means one share of Common Stock.

“Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.

“Stockholder” means a stockholder of the Company.

“Subsidiary” means any corporation, partnership, joint venture, affiliate, or other entity in which the Company owns more than 50% of the voting stock or voting ownership interest, as applicable, or any other business entity designated by the Board as a Subsidiary for purposes of the Plan, that is a subsidiary corporation within the meaning of Section 424 of the Code.

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

“Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

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3. ADMINISTRATION OF THE PLAN

3.1. General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation, bylaws and applicable law, and as further described in Section 3.3. To the extent permitted by applicable law, the Board shall have the power and authority to delegate its powers and responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder. All references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities of the Board have been delegated. The Committee shall administer the Plan; provided that the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.

3.2. Committee Composition

Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of SEC Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. To the extent permitted by applicable law, the Board or the Committee may delegate its authority to grant Awards to any individual or committee of individuals who are not Non-Employee Directors with respect to Awards that do not involve insiders within the meaning of SEC Rule 16. To the extent that the Board delegates its authority to make Awards as provided by Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.3. Authority of Board

Except as specifically provided in Section 13 or as otherwise may be required by applicable law, regulatory requirement, or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Board of the Plan, any Award, or any Award Agreement shall be final, binding, and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(1)	construe and interpret the Plan and apply its provisions;

(2)	designate Grantees;

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(2)	determine the type or types of Awards to be made to a Grantee and the applicable Grant Date;

(3)	determine the number of Shares to be subject to an Award;

(4)	establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(5)	prescribe the form of each Award Agreement;

(6)	amend, modify, or supplement the terms and conditions of any outstanding Award, including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the U.S. to recognize differences in local law, tax policy, or custom;

(7)	promulgate, amend and rescind rules and regulations relating to the administration of the Plan;

(8)	to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and

(9)	to modify the Option Price or SAR Exercise Price of any outstanding Option or SAR, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 14 hereof. A cancellation and exchange under clause (C) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.4. Separation from Service for Cause; Clawbacks

3.4.1. Separation from Service for Cause

The Company may cause an Award to be forfeited if the Grantee incurs a Separation from Service for Cause.

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3.4.2. Clawbacks

All awards, amounts, or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy (“Clawback Policy”) or any applicable law related to such actions. In addition, a Grantee may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement in accordance with the Clawback Policy. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted before or after the Effective Date and whether before or after the Grant Date of an Award, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.5. Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include terms and conditions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred units.

3.6. No Liability

No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or Award Agreement.

3.7. Book Entry

Notwithstanding any other term or condition of the Plan, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book-entry.

4. shares SUBJECT TO THE PLAN

4.1. Authorized Number of Shares

Subject to adjustment under Section 14, the total number of Shares authorized to be awarded under the Plan shall not exceed 1,915,000,000. In addition, Shares underlying any outstanding award granted under a Prior Plans that, after the Effective Date, expires, or is terminated, surrendered, or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plans after the Effective Date. Shares issued under the Plan shall consist in whole or in part of authorized but unissued Shares, treasury Shares, or Shares purchased on the open market or otherwise, all as determined by the Company from time to time. All of the Shares available under this 4.1 may be issued pursuant to the exercise of Incentive Stock Options.

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4.2. Share Counting

4.2.1. General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to this Section 4.2.

4.2.2. Cash-Settled Awards

Any Award settled in cash shall not be counted as Shares for any purpose under the Plan.

4.2.3. Expired or Terminated Awards

If any Award expires, or is terminated, surrendered, canceled or forfeited, in whole or in part, the unissued Shares covered by that Award shall again be available for the grant of Awards.

4.2.4. Repurchased, Surrendered, or Forfeited Awards

If Issued Shares are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such Shares shall again be available for the grant of Awards.

4.2.5. Payment of Option Price or Tax Withholding in Shares

Notwithstanding anything to the contrary contained herein: Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered in payment of an Option, (ii) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, (iii) Shares covered by a Share-settled SAR or other Shares that were not issued upon the settlement of the SAR.

4.2.6. Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of Shares reserved under the Plan.

5. EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1. Term

The Plan shall be effective as of the Effective Date but no Incentive Stock Option shall be exercised unless and until the Plan has been approved by the Stockholders, which approval shall be within twelve (12) months after the Effective Date. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2. Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law, or required by applicable securities exchange listing requirements. No Awards may be granted after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted before the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

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6. AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers

Awards may be made to any Service Provider, as the Board may determine and designate from time to time, subject to Section 8.7 in the case of an Incentive Stock Option. The Board may grant an Award to a person who is reasonably expected to become a Service Provider provided that such grant is contingent upon such person becoming a Service Provider.

6.2. Successive Awards

Service Providers may receive more than one Award, subject to such restrictions as are provided herein.

6.3. Stand-Alone, Additional, Tandem, and Substitute Awards

The Board may grant Awards either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.3(9), the Board shall have the right to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Shares).

7. AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar terms and conditions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonstatutory Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonstatutory Stock Options.

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8. TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. Each Option shall be separately designated in the Award Agreement as either an Incentive Stock Option or Nonqualified Option. The Option Price of each Incentive Stock Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2. Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such terms and conditions (including performance requirements) as may be determined by the Board and stated in the Award Agreement. The Board may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event and at any time after the Grant Date of the Award.

8.3. Term

8.3.1 General

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of a period not to exceed 10 years from the Grant Date, or under such circumstances and on any date before 10 years from the Grant Date as may be set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.3.2 Separation from Service

Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board, in the event a Grantee has a Separation from Service (other than upon the Grantee’s death or Disability), the Grantee may exercise his or her Option (to the extent that the Grantee was entitled to exercise such Option as of the date of Separation from Service) but only within such period of time ending on the earlier of (a) the date three months following the Grantee’s Separation from Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the Separation from Service is by the Company for Cause or if the Grantee’s Separation from Service is due to resignation, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Grantee does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

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8.3.3 Extension of Termination Date

A Grantee’s Award Agreement may also provide that if the exercise of the Option following the Grantee’s Separation from Service for any reason would be prohibited at any time because the issuance of Shares would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 8.3.1 or (b) the expiration of a period after the Grantee’s Separation from Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

8.3.4 Disability of Grantee

Unless otherwise provided in an Award Agreement, in the event of a Grantee’s Separation from Service as a result of the Grantee’s Disability, the Grantee may exercise his or her Option (to the extent that the Grantee was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Grantee does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

8.3.5 Death of Grantee

Unless otherwise provided in an Award Agreement, in the event of a Grantee’s Separation from Service as a result of the Grantee’s death, then the Option may be exercised (to the extent the Grantee was entitled to exercise such Option as of the date of death) by the Grantee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Grantee’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Grantee’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

8.4. Limitations on Exercise of Option

Notwithstanding any other term or condition of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by stockholders of the Company as provide herein, or (ii) after the occurrence of an event that results in termination of the Option.

8.5. Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time. No Option may be exercised for a fraction of a Share.

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8.6. Rights of Holders of Options

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him or her. Except as provided in Section 14 or the related Award Agreement, no adjustment shall be made for dividends, distributions, or other rights for which the record date is before the date of such issuance.

8.7. Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (1) if the Grantee of the Option is an employee of the Company or any Subsidiary; (2) to the extent specifically provided in the related Award Agreement; and (3) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code Section 422; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonstatutory Stock Option unless and until such approval is obtained.

9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS (SARs)

9.1. Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise over (2) the SAR Exercise Price as determined b the Board. The Award Agreement for a SAR shall specify the SAR Exercise Price. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option after the Grant Date of such Option shall have a SAR Exercise Price that is equal to the Option Price.

9.2. Other Terms

The Board shall determine at the Grant Date the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable after Separation from Service or upon other terms or conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

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9.3. Term of SARs

The term of a SAR granted under the Plan shall be determined by the Board and stated in the related Award Agreement; provided, however, that such term shall not exceed 10 years.

9.4. Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares) in an amount determined by multiplying:

(1)	the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by

(2)	the number of Shares with respect to which the SAR is exercised.

10. TERMS AND CONDITIONS OF RESTRICTED SHARES AND RESTRICTED STOCK UNITS (RSUs)

10.1. Restrictions

At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Shares or Restricted Stock Units. Each Award of Restricted Shares or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Shares nor RSUs may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or before the satisfaction of any other applicable restrictions.

10.2. Restricted Share Certificates

The Company shall issue, in the name of each Grantee to whom Restricted Shares have been granted, stock certificates or other evidence of ownership representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Shares are forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3. Rights of Holders of Restricted Shares

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.10, holders of Restricted Shares shall have rights as Stockholders, including voting and dividend rights.

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10.4. Rights of Holders of RSUs

10.4.1. Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (1) within the time period specified for “short term deferrals” under Section 409A or (2) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.4.2. Voting and Dividend Rights

Unless otherwise stated in the applicable Award Agreement and subject to Section 16.10, holders of RSUs shall not have rights as Stockholders, including no voting or dividend or dividend equivalents rights.

10.4.3. Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the applicable Award Agreement.

10.5. Purchase of Restricted Shares

The Grantee shall be required, to the extent required by applicable law, to purchase Restricted Shares from the Company at a Purchase Price equal to the greater of (1) the aggregate par value of the Restricted Shares or (2) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if permitted by the Board, in consideration for past services rendered.

10.6. Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other terms and conditions prescribed by the Board, the restrictions applicable to Restricted Shares or RSUs settled in Shares shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES

11.1. General Rule

Payment of the Option Price for an Option or the Purchase Price for Restricted Shares shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11. Notwithstanding any provision of this Section 11, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Non-Employee Director or officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

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11.2. Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender to, or withholding by, the Company of Shares that shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Shares has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares may be authorized only at the time of grant.

11.3. Cashless Exercise

With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

11.4. Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Shares may be made in any other form that is consistent with applicable laws, regulations, and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12. other sTOCK-based awards

12.1. Grant of Other Stock-based Awards

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the terms and conditions of the Plan, the Board shall determine the persons to whom and the time or times at which such Awards may be made, the number of Shares to be granted under such Awards, and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such terms and conditions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

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12.2. Terms of Other Stock-based Awards

Any Shares subject to Awards made under this Section 12 may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

13. REQUIREMENTS OF LAW

13.1. General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual, or the Company of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration, or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a term or condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any terms and conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares under an exemption from registration under the Securities Act. The Company may, but shall not be obligated to, register any securities covered hereby under the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Board may require the Grantee to sign such additional documentation, make such representations, and furnish such information as the Board may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws.

13.2. Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

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13.3. California Grantees

The Plan is intended to comply with Section 25102(o) of the California Corporations Code, to the extent applicable. In that regard, to the extent required by Section 25102(o), (1) the terms of any Options or SARs, to the extent vested and exercisable upon a Grantee’s Separation from Service, shall include any minimum exercise periods following Separation from Service specified by Section 25102(o) and (2) any repurchase right of the Company with respect to Issued Shares shall include a minimum 90-day notice requirement. Any Plan term that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o).

14. EFFECT OF CHANGES IN CAPITALIZATION

14.1. Changes in Common Stock

If (1) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (2) there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, (A) the number and kinds of shares for which grants of Awards may be made, (B) the number and kinds of shares for which outstanding Awards may be exercised or settled, and (C) the performance goals relating to outstanding Awards, shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (2) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

14.2. Effect of Certain Transactions

Except as otherwise provided in an Award Agreement, in the event of a Corporate Transaction, the Plan and the Awards shall continue in effect in accordance with their respective terms, except that after a Corporate Transaction either (1) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (2) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each Stockholder was entitled to receive in the Corporate Transaction in respect of one Share; provided, however, that, unless otherwise determined by the Board, such stock, securities, cash, property or other consideration shall remain subject to all of the terms and conditions (including performance criteria) that were applicable to the Awards before such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs under this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Board, (A) the holders of affected Options and SARs have been given a period of at least 15 days before the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (B) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per Share price paid or distributed to Stockholders in the Corporate Transaction (the value of any noncash consideration to be determined by the Board) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (i) the cancellation of Options and SARs under clause (B) of the preceding sentence may be effected notwithstanding any other term or condition of the Plan or any Award Agreement and (ii) if the amount determined under clause (B) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

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14.3. Change in Control

Subject to the requirements and limitations of Section 409A, if applicable, the Board may provide for any one or more of the following in connection with a Change in Control, which such actions need not be the same for all Grantees:

(1)	Accelerated Vesting. Unless otherwise provided in any Award Agreement, upon a Grantee’s Separation from Service immediately prior to, upon, or following a Change in Control for any reason other than Cause, the exercisability, vesting and/or settlement of an Award shall immediately accelerate.

(2)	Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 14.3, if so determined by the Board, in its discretion, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

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(3)	Cash-Out of Awards. The Board may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. The Board may, in its discretion, without payment of any consideration to the Grantee, cancel any outstanding Award to the extent not vested or exercised immediately prior to the Change in Control and not otherwise assumed or continued by the Acquiror in accordance with Section 14.3(2) above.

14.4. Parachute Awards

Except as otherwise specifically provided in the applicable Award Agreement, notwithstanding the provisions of Section 15.3.1 hereof, if, in connection with an Change in Control described therein, a tax under Section 4999 of the Code would be imposed on the Grantee (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280(G)(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Grantee (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Grantee under Section 4999 of the Code in connection with the Change in Control, then the Awards shall become immediately exercisable, realizable, and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 14.4 shall be made by the Company.

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14.5. Adjustments

Adjustments under this Section 14 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued under any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

15. No Limitations on Company

The grant of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16. TERMS APPLICABLE GENERALLY TO AWARDS

16.1. Disclaimer of Rights

No term or condition of the Plan or any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding any other term or condition of the Plan, unless otherwise stated in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits under the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the terms and conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the Plan.

16.2. Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including the granting of Options as the Board determines desirable.

16.3. Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (1) with respect to the vesting of or other lapse of restrictions applicable to an Award, (2) upon the issuance of any Shares upon the exercise of an Option or SAR, or (3) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Affiliate, as the case may be, may require or permit the Grantee to satisfy such obligations, in whole or in part, (A) by causing the Company or the Affiliate to withhold up to the maximum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (B) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

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16.4. Other Terms and Conditions; Employment Agreements

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

16.5. Severability

If any term or condition of the Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining terms and conditions hereof and thereof shall be severable and enforceable, and all terms and conditions shall remain enforceable in any other jurisdiction.

16.6. Governing Law

The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Nevada without regard to the principles of conflicts of law that could cause the application of the laws of any jurisdiction other than the State of Nevada. For purposes of resolving any dispute that arises under the Plan, each Grantee, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the State of Nevada and to have agreed that any related litigation shall be conducted solely in the courts of State of Nevada or the federal courts for the U.S. for the District of Nevada, where the Plan is made and to be performed, and no other courts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974.

16.7. Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Section 409A, each installment payment under the Plan shall be treated as a separate payment. Notwithstanding any other term or condition of the Plan, to the extent required to avoid accelerated taxation or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided under the Plan during the six-month period immediately after the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under Section 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

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16.8. Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that may be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

16.9. Transferability of Awards and Issued Shares

16.9.1. Transfers in General

Except as provided in Section 16.9.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

16.9.2. Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 16.9.2, a “not for value” transfer is a transfer that is (1) a gift, (2) a transfer under a domestic relations order in settlement of marital property rights; or (3) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. After a transfer under this Section 16.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately before transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.9.2 or by will or the laws of descent and distribution.

16.10. Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive dividend equivalent rights with respect to the Shares or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid in cash or deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value of a Share on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid on any Award or portion thereof that is unvested or on any Award that is subject to the achievement of performance criteria before the Award has become earned and payable.

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16.11. Data Protection

A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the collection and processing of personal data relating to the Grantee so that the Company can meet its obligations and exercise its rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased, or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Grantee and the Grantee’s participation in the Plan.

16.12. Disqualifying Dispositions

Any Grantee who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

16.13. Sub-Plans

The Board may from time to time establish sub-plans under the Plan for the purpose of satisfying the securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Board determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

16.14. Unfunded Plan

The Plan shall be unfunded. Neither the Company nor the Board shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

16.15. Plan Construction

In the Plan, unless otherwise stated, the following uses apply:

(1)	references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time;

(2)	in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;

(3)	indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;

(4)	the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively;

(5)	all references to articles and sections are to articles and sections in the Plan;

(6)	all words used shall be construed to be of such gender or number as the circumstances and context require;

(7)	the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan;

(8)	any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(9)	all accounting terms not specifically defined shall be construed in accordance with GAAP.

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